October 31, 2002

         Oppenheimer                         Annual Report
         Special Value Fund                   ----------
                                              Management
                                             Commentaries

[GRAPHIC OMITTED]

Fund Highlights

Performance Update

Investment Strategy Discussion

Financial Statements

                                                         (LOGO)
                                                         Oppenheimer Funds(R)
                                                         The Right Way to Invest
                                                         [GRAPHIC OMITTED]

HIGHLIGHTS

     CONTENTS

 1   Letter to
     Shareholders

 2   An Interview
     with Your Fund's
     Managers

 5   Fund Performance

 9   Financial
     Statements

21   Independent
     Auditors' Report

22   Federal Income Tax
     Information

23   Trustees and Officers


Fund Objective
Oppenheimer Special Value Fund 1 seeks long-term capital appreciation. It emphasizes investments in common stocks of U.S. companies that the portfolio managers believe are undervalued.


-----------------------------------------
Average Annual Total Returns*

             For the 1-Year Period
             Ended 10/31/02

             Without        With
             Sales Chg.     Sales Chg.
-----------------------------------------
Class A      -12.65%        -17.67%
-----------------------------------------

Top Ten Common Stock Holdings 2
Sappi Ltd., Sponsored ADR                                                   3.0%
Thermo Electron Corp.                                                       3.0
Bunge Ltd.                                                                  2.9
Watson Pharmaceuticals, Inc.                                                2.8
Talisman Energy, Inc.                                                       2.7
Loews Corp./Carolina Group                                                  2.7
Empresa Brasileira de Aeronautica SA (Embraer), ADR                         2.7
Celestica, Inc.                                                             2.6
PPL Corp.                                                                   2.4
Charter One Financial, Inc.                                                 2.4

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
*See Notes on page 6 for further details.
1. The Fund's name was changed from Oppenheimer MidCap Value Fund on 10/1/01.
2. Portfolio's holdings and strategies are subject to change. Percentages are as of October 31, 2002, and are based on net assets.

LETTER TO SHAREHOLDERS

Dear Shareholder,


[GRAPHIC OMITTED]

John V. Murphy
President
Oppenheimer
Special Value Fund


In the last 100 years, there have been about 30 bear markets--each one ultimately followed by a recovery. Although markets in 2002 proved to be challenging and extremely volatile, we now find ourselves in a changing economic environment punctuated by moderate growth and the lowest interest rates we've seen in 40 years. At OppenheimerFunds, we continue to believe in the growth, ingenuity, and underlying strength of our economy and the markets for the long haul.
   We also understand that your investments with us may represent retirement, a future home or a college education. We take very seriously the responsibility of helping you work toward your goals. In good markets and in bad, we are committed to providing you with the investment products and services that can help you achieve your financial objectives.
   In recent years, many of us have seen the assets we count on for the future decrease in value, sometimes significantly, making it extremely difficult to stick to long-term investing plans. Yet basic investment principles of asset allocation and diversification are most important precisely at the times when we seem most ready to abandon them. As a valued shareholder, we encourage you to stay the course and focus on your long-term goals.
   Of course that doesn't mean ignoring your portfolio. When the financial markets make major moves, portfolio changes may be necessary to adjust risk, rebalance allocations or seek to maintain sufficient income flows. Monitor your investments, stay informed and most importantly, work closely with your financial advisor to ensure that any changes you make fit within your long-term investing plan.
   With that said, we also expect the road ahead to present new and unique challenges. It is our belief that adhering to core investment principles can help you reach your goals. The principles of investing aren't exciting or easy. All they are is true. We hope you share the same convictions as we greet the start of the New Year and thank you for your continued faith in OppenheimerFunds, The Right Way to Invest.

Sincerely,

/s/  John V. Murphy

John V. Murphy
November 21, 2002

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.

1  OPPENHEIMER SPECIAL VALUE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Portfolio Management Team
Christopher Leavy
Susan Switzer


Q

How did Oppenheimer Special Value Fund perform over the 12-month period that ended October 31, 2002?
A. We were generally disappointed with the Fund's performance in an exceedingly difficult investment environment. Stocks within virtually every economic sector, capitalization range and investment style fell sharply in response to a weak economy and negative investor sentiment. The Fund was particularly hard hit by poor performance among a handful of holdings in the technology, industrial, energy and utilities areas. Because the Fund's portfolio is relatively concentrated among 60 stocks (as of October 31, 2002), steep declines in a limited number of holdings had a substantially adverse effect on the Fund's overall performance.

Why did stocks decline so steeply during the 12-month period?
Stocks were hurt by a number of economic, market and political forces, which combined to severely erode investor confidence. The first, and possibly most significant, of these forces was a weaker-than-expected economy. When the reporting period began, the U.S. was mired in a recession that had recently been intensified by September 11th. Although the attacks effectively pushed back a potential economic recovery until 2002, the stock market rallied off its post-9/11 lows during the fourth quarter of 2001 as the Federal Reserve Board reduced interest rates and investors looked forward to better economic times in the new year.
   When the economic recovery finally arrived in early 2002, however, it proved to be far weaker than most had expected. Consumer spending remained strong, but corporations continued to cancel or postpone their capital spending plans, which put downward pressure on the sales and earnings of many companies serving the corporate market.
   At the same time, investors had to contend with well-publicized revelations of accounting irregularities and allegations of misconduct among executives of several major U.S. corporations. These concerns were further aggravated by heightened international tensions related to the war on terrorism and possible military action in Iraq. In this environment, investors generally engaged in a "flight to quality," in which they shunned credit-sensitive securities, such as stocks, in favor of relatively safe havens, such as U.S. government bonds.

What stocks were most disappointing during the reporting period?
After strong performance in the 4th quarter of 2001, technology stocks performed poorly from January through October 2002, and the Fund, after benefiting from that 4th quarter run up, was neutral weighted in technology until the beginning of the summer of 2002. At that time, we believed that many technology companies had been punished too severely in the "tech wreck" and had reached attractive valuations. But, the weak economy and persistently low customer demand caused business fundamentals to deteriorate further, generally hurting technology stock prices. However, our overweight has been valuable more recently because of the very strong technology sector performance in October 2002.


2  OPPENHEIMER SPECIAL VALUE FUND

Although the
12-month period was
very difficult for the
Fund and mid-cap
value stocks, the
market's weakness
has created what we
believe to be attractive
opportunities in
individual names in
a number of different
industry groups


--------------------------------
Average Annual
Total Returns with
Sales Charge

For the Periods Ended 9/30/02 3

Class A        Since
1-Year         Inception
--------------------------------
-17.07%        -15.29%
--------------------------------

   In the industrials, energy and utilities areas, disappointments were limited to a few specific stocks. For example, in the industrials group, we invested in a major airline that we believed was attractively valued and had the financial strength to withstand general industry weakness. However, its stock fell along with weaker carriers when business and consumer travel failed to bounce back as strongly as most analysts expected. In the utilities area, AES Corp. appeared to have good prospects, especially because it did not engage in the deregulated energy-trading activities that hurt other companies. However, the company's businesses in Latin America were adversely affected by fiscal problems in Argentina and Brazil, and the stock was punished.

What stocks and industry groups contributed positively to the Fund's performance?
The Fund's holdings of consumer discretionary stocks provided higher-than-average returns during the period. These stocks--including restaurants, hotels, retail stores and gaming companies--generally benefited from stronger than expected stability of the consumer post 9/11. We pared back our exposure to this group during the Spring 2002, when these stocks, in our opinion, became fully valued. The Fund also enjoyed relatively strong returns from financial services companies that we believed were relatively insensitive to credit concerns, such as life insurance and property and casualty insurance firms, and from some unique investment opportunities in materials.

Where are you currently finding attractively valued investment opportunities?
We do not currently have any significant sector weightings in the portfolio, and continue to look for specific names with attractive long-term fundamentals. We recently initiated two investments in the transportation sector--for Swift Transportation Co., Inc., we felt concerns about the longshoremen's strike in California were over blown; and for Canadian Pacific Railway Ltd., we felt that concerns about the grain harvest in Canada and a weak economic outlook had been fully discounted. We initiated a position in a restaurant company, Ruby Tuesday, Inc., which has shown solid operating growth and has soothed investor skepticism as they've moved off-balance sheet costs onto their balance sheet. We have also maintained our emphasis on technology companies that we believe are poised for strong growth under better economic conditions.
   In addition, we have modestly increased the number of holdings to 60 (as of October 31, 2002), which is near the high end of the Fund's historical range. However, we continue to believe that a relatively concentrated portfolio is a smart way to capture the long-term performance benefits of mid-cap value stocks. Indeed, we believe maintaining a time horizon of three to five years is key to what makes Oppenheimer Special Value Fund part of The Right Way to Invest.


3. See Notes on page 6 for further details.

3  OPPENHEIMER SPECIAL VALUE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS


Top Five Common Stock Industries 5
--------------------------------------------------------------------------------
Banks                                                                      10.8%
--------------------------------------------------------------------------------
Oil & Gas                                                                   6.9
--------------------------------------------------------------------------------
Electronic Equipment & Instruments                                          5.6
--------------------------------------------------------------------------------
Insurance                                                                   5.0
--------------------------------------------------------------------------------
Energy Equipment & Services                                                 4.3


Sector Allocation 4

[PIE CHART]

Financials           21.1%

Materials            13.4

Consumer
Discretionary        12.7

Energy               11.9

Industrials          11.8

Information
Technology           11.7

Consumer
Staples               7.0

Health Care           4.4

Utilities             3.5

Telecom-
munication
Services              2.5


4. Portfolio's holdings and allocations are subject to change. Percentages are as of October 31, 2002, and are based on total market value of common stock holdings.
5. Portfolio's holdings and allocations are subject to change. Percentages are as of October 31, 2002, and are based on net assets.


4  OPPENHEIMER SPECIAL VALUE FUND

FUND PERFORMANCE

How Has the Fund Performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended October 31, 2002, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.
Management's Discussion of Performance. During the Fund's fiscal year that ended October 31, 2002, Oppenheimer Special Value Fund's performance was driven by disappointing returns from a handful of stocks, and those adverse contributions were magnified by the relatively concentrated nature of the Fund's investment portfolio. Poor performance among a handful of technology, industrials, energy and utilities stocks more than offset positive contributions from the consumer discretionary, basic material and financial groups. The Fund continues to emphasize technology stocks that, in the portfolio managers' view, are poised for growth if and when the U.S. economy gains momentum. In the meantime, the portfolio managers have also focused on financially strong, stocks that, in their view, can withstand the current period of economic weakness. The Fund's holdings and allocations are subject to change.
Comparing the Fund's Performance to the Market. The graph that follows shows the performance of a hypothetical $10,000 investment in Class A shares of the Fund held until October 31, 2002. In the case of Class A shares, performance is measured since its inception on April 2, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares.
   The Fund's performance is compared to both the performance of the Russell MidCap Value Index, which measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values, and the S&P MidCap 400 Index, which is an unmanaged index of 400 domestic stocks chosen for market size liquidity and industry group representation. The stocks are also members of the Russell 1000 Value Index.
   Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the indices.


5  OPPENHEIMER SPECIAL VALUE FUND

FUND PERFORMANCE

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[Line Chart]

                   Oppenheimer
               Special Value Fund                               Russell MidCap
                    (Class A)        S&P 400 MidCap Index        Value Index

4/2/01               $9,425                 $10,000                 $10,000
4/30/01             $10,641                 $11,103                 $10,550
7/31/01             $10,867                 $11,147                 $10,662
10/31/01             $9,463                  $9,859                  $9,519
1/31/02             $10,565                 $11,082                 $10,714
4/30/02             $11,263                 $11,833                 $11,437
7/31/02              $8,718                  $9,737                  $9,842
10/31/02             $8,266                  $9,388                  $9,236

--------------------------------------------------------------------------------
Average Annual Total Returns of Class A Shares of the Fund at 10/31/02*
1-Year -17.67%  Since Inception -11.35%
--------------------------------------------------------------------------------

* See Notes on page 6 for further details.

The performance information for both indices in the graph begins on 3/31/01.

Past performance cannot guarantee future results.


6  OPPENHEIMER SPECIAL VALUE FUND

NOTES


In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor or call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677). Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 4/2/01. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were the only class offered during the reporting period.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


7  OPPENHEIMER SPECIAL VALUE FUND

                                                            Financial Statements
                                                                      Pages 9-20

8  OPPENHEIMER SPECIAL VALUE FUND

STATEMENT OF INVESTMENTS

                                                                    Market Value
                                                         Shares       See Note 1
--------------------------------------------------------------------------------
 Common Stocks--94.2%
--------------------------------------------------------------------------------
 Consumer Discretionary--11.9%
--------------------------------------------------------------------------------
 Hotels, Restaurants & Leisure--2.4%
 Park Place Entertainment Corp. 1                         6,500       $   47,125
--------------------------------------------------------------------------------
 Starwood Hotels & Resorts
 Worldwide, Inc.                                          3,000           69,900
                                                                      ----------
                                                                         117,025

--------------------------------------------------------------------------------
 Household Durables--2.4%
 Leggett & Platt, Inc.                                    5,500          114,675
--------------------------------------------------------------------------------
 Leisure Equipment & Products--1.5%
 Mattel, Inc.                                             4,000           73,440
--------------------------------------------------------------------------------
 Media--2.2%
 Omnicom Group, Inc. 2                                    1,300           74,919
--------------------------------------------------------------------------------
 Readers Digest Assn., Inc. (The),
 Cl. A, Non-Vtg.                                          2,000           32,520
                                                                      ----------
                                                                         107,439

--------------------------------------------------------------------------------
 Specialty Retail--3.4%
 Foot Locker, Inc. 1                                      8,400           82,320
--------------------------------------------------------------------------------
 Talbots, Inc. (The)                                      3,000           83,160
                                                                      ----------
                                                                         165,480

--------------------------------------------------------------------------------
 Consumer Staples--6.6%
--------------------------------------------------------------------------------
 Food Products--3.9%
 Bunge Ltd. 2                                             5,500          139,590
--------------------------------------------------------------------------------
 Hormel Foods Corp.                                       2,000           48,400
                                                                      ----------
                                                                         187,990

--------------------------------------------------------------------------------
 Tobacco--2.7%
 Loews Corp./Carolina Group                               6,500          130,000
--------------------------------------------------------------------------------
 Energy--11.2%
--------------------------------------------------------------------------------
 Energy Equipment & Services--4.3%
 Halliburton Co.                                          6,000           97,080
--------------------------------------------------------------------------------
 Noble Corp. 1,2                                          3,500          113,120
                                                                      ----------
                                                                         210,200

--------------------------------------------------------------------------------
 Oil & Gas--6.9%
 Frontier Oil Corp.                                       4,000           60,040
--------------------------------------------------------------------------------
 Ocean Energy, Inc. 2                                     4,200           78,246
--------------------------------------------------------------------------------
 Premcor, Inc. 1                                          3,200           64,160
--------------------------------------------------------------------------------
 Talisman Energy, Inc.                                    3,600          131,421
                                                                      ----------
                                                                         333,867

--------------------------------------------------------------------------------
 Financials--19.9%
--------------------------------------------------------------------------------
 Banks--10.8%
 Charter One Financial, Inc.                              3,800          115,064
--------------------------------------------------------------------------------
 City National Corp.                                      1,500           67,875
--------------------------------------------------------------------------------
 Indymac Mortgage Holdings, Inc. 1                        3,000           55,920
--------------------------------------------------------------------------------
 National Commerce Financial Corp.                        2,700           66,096


                                                                    Market Value
                                                         Shares       See Note 1
--------------------------------------------------------------------------------
 Banks Continued
 New York Community Bancorp, Inc.                         3,200       $   92,992
--------------------------------------------------------------------------------
 Sovereign Bancorp, Inc.                                  4,200           59,136
--------------------------------------------------------------------------------
 TCF Financial Corp.                                      1,600           67,904
                                                                      ----------
                                                                         524,987

--------------------------------------------------------------------------------
 Diversified Financials--2.0%
 Capital One Financial Corp. 2                              800           24,376
--------------------------------------------------------------------------------
 CIT Group, Inc. 1                                        4,000           71,240
                                                                      ----------
                                                                          95,616

--------------------------------------------------------------------------------
 Insurance--5.0%
 IPC Holdings Ltd. 1                                      2,500           77,925
--------------------------------------------------------------------------------
 Nationwide Financial Services, Inc., Cl. A                 900           24,930
--------------------------------------------------------------------------------
 Phoenix Cos., Inc. (The)                                 7,000           63,350
--------------------------------------------------------------------------------
 XL Capital Ltd., Cl. A 2                                 1,000           76,150
                                                                      ----------
                                                                         242,355

--------------------------------------------------------------------------------
 Real Estate--2.1%
 Ventas, Inc.                                             9,000          102,600
--------------------------------------------------------------------------------
 Health Care--4.1%
--------------------------------------------------------------------------------
 Health Care Providers & Services--1.3%
 Anthem, Inc. 1,2                                         1,000           63,000
--------------------------------------------------------------------------------
 Pharmaceuticals--2.8%
 Watson Pharmaceuticals, Inc. 1,2                         5,000          137,450
--------------------------------------------------------------------------------
 Industrials--11.2%
--------------------------------------------------------------------------------
 Aerospace & Defense--3.9%
 Alliant Techsystems, Inc. 1                              1,000           60,150
--------------------------------------------------------------------------------
 Empresa Brasileira de Aeronautica SA
 (Embraer), ADR                                           8,200          128,576
                                                                      ----------
                                                                         188,726

--------------------------------------------------------------------------------
 Commercial Services & Supplies--1.4%
 Aramark Corp., Cl. B 1                                   3,200           67,520
--------------------------------------------------------------------------------
 Machinery--3.2%
 AGCO Corp. 1,2                                           2,600           66,040
--------------------------------------------------------------------------------
 Navistar International Corp. 1                           4,000           89,680
                                                                      ----------
                                                                         155,720

--------------------------------------------------------------------------------
 Road & Rail--2.7%
 Canadian Pacific Railway Ltd.                            3,500           69,335
--------------------------------------------------------------------------------
 Swift Transportation Co., Inc. 1                         3,700           59,533
                                                                      ----------
                                                                         128,868

--------------------------------------------------------------------------------
 Information Technology--11.0%
--------------------------------------------------------------------------------
 Communications Equipment--2.4%
 3Com Corp. 1                                            17,000           71,723
--------------------------------------------------------------------------------
 JDS Uniphase Corp. 1                                    20,000           45,020
                                                                      ----------
                                                                         116,743

9  OPPENHEIMER SPECIAL VALUE FUND

STATEMENT OF INVESTMENTS  Continued

                                                                    Market Value
                                                         Shares       See Note 1
--------------------------------------------------------------------------------
 Electronic Equipment & Instruments--5.6%
 Celestica, Inc. 1,2                                      9,000       $  124,200
--------------------------------------------------------------------------------
 Thermo Electron Corp. 1                                  8,000          147,120
                                                                      ----------
                                                                         271,320

--------------------------------------------------------------------------------
 Semiconductor Equipment & Products--3.0%
 KLA-Tencor Corp. 1                                       1,500           53,415
--------------------------------------------------------------------------------
 LSI Logic Corp. 1                                        5,000           29,500
--------------------------------------------------------------------------------
 Novellus Systems, Inc. 1                                 2,000           63,200
                                                                      ----------
                                                                         146,115

--------------------------------------------------------------------------------
 Materials--12.6%
--------------------------------------------------------------------------------
 Chemicals--4.3%
 Cabot Corp.                                              3,500           82,880
--------------------------------------------------------------------------------
 Lyondell Chemical Co.                                    6,000           75,000
--------------------------------------------------------------------------------
 Monsanto Co.                                             3,000           49,590
                                                                      ----------
                                                                         207,470

--------------------------------------------------------------------------------
 Construction Materials--1.7%
 Cemex SA de CV, Sponsored ADR                            4,000           81,080
--------------------------------------------------------------------------------
 Containers & Packaging--3.6%
 Pactiv Corp. 1                                           4,000           79,360
--------------------------------------------------------------------------------
 Smurfit-Stone Container Corp. 1                          7,500           97,575
                                                                      ----------
                                                                         176,935

--------------------------------------------------------------------------------
 Paper & Forest Products--3.0%
 Sappi Ltd., Sponsored ADR                               12,000          147,120
--------------------------------------------------------------------------------
 Telecommunication Services--2.4%
--------------------------------------------------------------------------------
 Diversified Telecommunication Services--2.4%
 CenturyTel, Inc. 2                                       4,000          113,320
--------------------------------------------------------------------------------
 Utilities--3.3%
--------------------------------------------------------------------------------
 Electric Utilities--2.4%
 PPL Corp.                                                3,400          117,674
--------------------------------------------------------------------------------
 Multi-Utilities--0.9%
 Energy East Corp.                                        2,000           42,600
                                                                      ----------
 Total Common Stocks (Cost $4,363,608)                                 4,567,335


                                                      Principal     Market Value
                                                         Amount       See Note 1
--------------------------------------------------------------------------------
 Joint Repurchase Agreements--3.6%
 Undivided interest of 0.05% in joint repurchase agreement
 (Market Value $371,794,000) with Banc One Capital Markets, Inc.,
 1.85%, dated 10/31/02, to be repurchased at $174,009 on 11/1/02, collateralized by U.S. Treasury Nts., 3.25%, 12/31/03, with a value of $136,423,268, U.S. Treasury Bonds, 2.125%, 10/31/04, with a value of $145,203,510 and U.S. Treasury Bills, 12/26/02, with a value
 of $97,874,253 (Cost $174,000)                        $174,000       $  174,000

--------------------------------------------------------------------------------
 Total Investments, at Value
 (Cost $4,537,608)                                         97.8%       4,741,335
--------------------------------------------------------------------------------
 Other Assets Net of Liabilities                            2.2          106,287
                                                          ----------------------
 Net Assets                                               100.0%      $4,847,622
                                                          ======================


10  OPPENHEIMER SPECIAL VALUE FUND

Footnotes to Statement of Investments
1. Non-income producing security.
2. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                                                     Contracts        Expiration          Exercise        Premium       Market Value
                                               Subject to Call             Dates             Price       Received         See Note 1
------------------------------------------------------------------------------------------------------------------------------------
 AGCO Corp.                                                  6          11/18/02            $25.00        $   942            $   690
 Anthem, Inc.                                               10           3/24/03             65.00          9,670               6200
 Bunge Ltd.                                                 10          11/18/02             25.00            970                700
 Capital One Financial Corp.                                 4          11/18/02             35.00            728                180
 Celestica, Inc.                                             8          11/18/02             15.00            776                320
 CenturyTel, Inc.                                            5           4/21/03             35.00            635                525
 Noble Corp.                                                 5          12/23/02             35.00            985                675
 Noble Corp.                                                 3          12/23/02             40.00            426                 75
 Noble Corp.                                                10          12/23/02             37.50          1,995                700
 Ocean Energy, Inc.                                         10          11/18/02             22.50          1,520                 --
 Omnicom Group, Inc.                                         3           1/20/03             70.00            951                435
 Omnicom Group, Inc.                                        10           4/21/03             75.00          4,810               2450
 Watson Pharmaceuticals, Inc.                               10          11/18/02             50.00          2,120               3300
 XL Capital Ltd., Cl. A                                      4           1/20/03             85.00          1,589                820
                                                                                                          --------------------------
                                                                                                           28,117             17,070
                                                                                                          ==========================

                                                     Contracts        Expiration          Exercise        Premium       Market Value
                                                Subject to Put             Dates             Price       Received         See Note 1
------------------------------------------------------------------------------------------------------------------------------------
 KLA-Tencor Corp.                                           10          12/23/02             25.00          2,720                500
 Nationwide Financial Services, Inc., Cl. A                 10           1/20/03             25.00          2,770               2100
 Nationwide Financial Services, Inc., Cl. A                  5           1/20/03             22.50            910                525
 Navistar International Corp.                                6          11/18/02             15.00            558                 --
 Nike, Inc., Cl. B                                           5          11/18/02             37.50            735                 --
 Novellus Systems, Inc.                                     25          12/23/02             20.00          6,040                625
 Ocean Energy, Inc.                                         10          11/18/02             20.00          2,020               1750
 Starwood Hotels & Resorts Worldwide, Inc.                   5          11/18/02             20.00            860                125
 Starwood Hotels & Resorts Worldwide, Inc.                   5          11/18/02             17.50            485                 --
 Teradyne, Inc.                                             30           1/20/03             12.50         10,109               6450
 Tiffany & Co.                                              10          11/18/02             20.00          1,220                100
 Tiffany & Co.                                              15          11/18/02             22.50          2,855                750
 Watson Pharmaceuticals, Inc.                                5          11/18/02             17.50            685                 --
                                                                                                          --------------------------
                                                                                                           31,967             12,925
                                                                                                          --------------------------
                                                                                                          $60,084            $29,995
                                                                                                          ==========================

See accompanying Notes to Financial Statements.


11  OPPENHEIMER SPECIAL VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2002

====================================================================================================================================
 Assets

 Investments, at value (cost $4,537,608)--see accompanying statement                                                     $4,741,335
------------------------------------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                                                                           293,592
 Interest and dividends                                                                                                       1,829
 Other                                                                                                                        1,911
                                                                                                                         -----------
 Total assets                                                                                                             5,038,667

====================================================================================================================================
 Liabilities

 Bank overdraft                                                                                                               5,696
------------------------------------------------------------------------------------------------------------------------------------
 Options written, at value (premiums received $60,084)--see accompanying statement                                           29,995
------------------------------------------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased                                                                                                      136,633
 Shareholder reports                                                                                                          4,677
 Trustees' compensation                                                                                                          22
 Transfer and shareholder servicing agent fees                                                                                   17
 Other                                                                                                                       14,005
                                                                                                                         -----------
 Total liabilities                                                                                                          191,045

====================================================================================================================================
 Net Assets                                                                                                              $4,847,622
                                                                                                                         ===========

====================================================================================================================================
 Composition of Net Assets

 Paid-in capital                                                                                                         $5,630,893
------------------------------------------------------------------------------------------------------------------------------------
 Accumulated net investment loss                                                                                                 (4)
------------------------------------------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investments and foreign currency transactions                                          (1,017,083)
------------------------------------------------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies     233,816
                                                                                                                         -----------
 Net Assets                                                                                                              $4,847,622
                                                                                                                         ===========

====================================================================================================================================
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of $4,847,622 and 552,993
 shares of beneficial interest outstanding)                                                                                   $8.77
 Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)                              $9.31


 See accompanying Notes to Financial Statements.


12  OPPENHEIMER SPECIAL VALUE FUND

STATEMENT OF OPERATIONS  For the Year Ended October 31, 2002

====================================================================================================================================
 Investment Income

 Dividends (net of foreign withholding taxes of $967)                                                                  $     70,519
------------------------------------------------------------------------------------------------------------------------------------
 Interest                                                                                                                     2,439
                                                                                                                       -------------
 Total investment income                                                                                                     72,958

====================================================================================================================================
 Expenses

 Management fees                                                                                                             60,881
------------------------------------------------------------------------------------------------------------------------------------
 Distribution and service plan fees--Class A                                                                                 15,215
------------------------------------------------------------------------------------------------------------------------------------
 Shareholder reports                                                                                                         13,930
------------------------------------------------------------------------------------------------------------------------------------
 Legal, auditing and other professional fees                                                                                 11,429
------------------------------------------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                                                                  3,041
------------------------------------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                                                                                  478
------------------------------------------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                                                         242
------------------------------------------------------------------------------------------------------------------------------------
 Other                                                                                                                        8,390
                                                                                                                       -------------
 Total expenses                                                                                                             113,606
 Less reduction to custodian expenses                                                                                           (18)
 Less reduction to excess expenses                                                                                          (15,215)
                                                                                                                       -------------
 Net expenses                                                                                                                98,373

====================================================================================================================================
 Net Investment Loss                                                                                                        (25,415)

====================================================================================================================================
 Realized and Unrealized Gain (Loss)

 Net realized gain (loss) on:
 Investments (including premiums on options exercised)                                                                   (1,007,801)
 Closing and expiration of option contracts written                                                                          77,397
 Foreign currency transactions                                                                                                   81
                                                                                                                       -------------
 Net realized loss                                                                                                         (930,323)

------------------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation on:
 Investments                                                                                                                201,615
 Translation of assets and liabilities denominated in foreign currencies                                                      3,487
                                                                                                                       -------------
 Net change                                                                                                                 205,102
                                                                                                                       -------------
 Net realized and unrealized loss                                                                                          (725,221)

====================================================================================================================================
 Net Decrease in Net Assets Resulting from Operations                                                                  $   (750,636)
                                                                                                                       =============

See accompanying Notes to Financial Statements.


13  OPPENHEIMER SPECIAL VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

 Year Ended October 31,                                                                                        2002           2001 1
====================================================================================================================================
 Operations

 Net investment loss                                                                                     $  (25,415)    $   (2,890)
------------------------------------------------------------------------------------------------------------------------------------
 Net realized loss                                                                                         (930,323)       (87,485)
------------------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation                                                                      205,102         28,714
                                                                                                         ---------------------------
 Net decrease in net assets resulting from operations                                                      (750,636)       (61,661)

====================================================================================================================================
 Beneficial Interest Transactions

 Net increase (decrease) in net assets resulting from beneficial interest transactions:
 Class A                                                                                                   (196,733)     5,756,652

====================================================================================================================================
 Net Assets

 Total increase (decrease)                                                                                 (947,369)     5,694,991
------------------------------------------------------------------------------------------------------------------------------------
 Beginning of period                                                                                      5,794,991        100,000 2
                                                                                                         ---------------------------
 End of period [including accumulated net investment loss of $4
 for the year ended October 31, 2002]                                                                    $4,847,622     $5,794,991
                                                                                                         ===========================

1. For the period from April 2, 2001 (inception of offering) to October 31, 2001.
2. Reflects the value of the Manager's initial seed money investment at March 20, 2001.


See accompanying Notes to Financial Statements.


14  OPPENHEIMER SPECIAL VALUE FUND

FINANCIAL HIGHLIGHTS

 Class A   Year Ended October 31,                          2002           2001 1
================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                    $10.04         $10.00
--------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                       (.05)          (.01)
 Net realized and unrealized gain (loss)                  (1.22)           .05
                                                         -----------------------
 Total from investment operations                         (1.27)           .04
--------------------------------------------------------------------------------
 Net asset value, end of period                          $ 8.77         $10.04
                                                         =======================

================================================================================
 Total Return, at Net Asset Value 2                      (12.65)%         0.40%

================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                $4,848         $5,795
--------------------------------------------------------------------------------
 Average net assets (in thousands)                       $6,086         $6,034
--------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                      (0.42)%        (0.08)%
 Expenses                                                  1.87%          1.63%
 Expenses, net of reduction to custodian expenses
 and/or reduction to excess expenses                       1.62%          1.33%
--------------------------------------------------------------------------------
 Portfolio turnover rate                                    194%           104%




1. For the period from April 2, 2001 (inception of offering) to October 31,
2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.


15  OPPENHEIMER SPECIAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

 ===============================================================================
 1. Significant Accounting Policies
 Oppenheimer Special Value Fund (the Fund), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). As of October 31, 2002, the majority of Class A shares were owned by the Manager.
    The Fund offers Class A shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. The following is a summary of significant accounting policies consistently followed by the Fund.
    The following is a summary of significant accounting policies consistently followed by the Fund.
 -------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
 -------------------------------------------------------------------------------
 Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
 -------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.
    During the fiscal year ended October 31, 2002, the Fund did not utilize any capital loss carryforward.

 As of October 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                              Expiring
                              -------------------------
                              2009           $   50,614
                              2010              950,909
                                             ----------
                              Total          $1,001,523
                                             ==========
 -------------------------------------------------------------------------------
 Trustees' Compensation. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October 31, 2002, the Fund's projected benefit obligations were increased by $4 resulting in an accumulated liability of $4 as of October 31, 2002.
    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.


16  OPPENHEIMER SPECIAL VALUE FUND

 -------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
 -------------------------------------------------------------------------------
 Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 2002, amounts have been reclassified to reflect a decrease in paid-in capital of $25,390, a decrease in accumulated net investment loss of $25,411, and an increase in accumulated net realized loss on investments of $21. Net assets of the Fund were unaffected by the reclassifications.
    No distributions were paid during the years ended October 31, 2002 and October 31, 2001.

 As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

                 Accumulated net investment loss       $       (4)
                 Accumulated net realized loss         (1,017,083)
                 Net unrealized appreciation              233,816
                                                       ----------
                 Total                                 $ (783,271)
                                                       ==========
 -------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
 -------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
 -------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


17  OPPENHEIMER SPECIAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued

 ===============================================================================
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                                  Year Ended October 31, 2002       Period Ended October 31, 2001 1
                                                                     Shares            Amount            Shares            Amount
 -----------------------------------------------------------------------------------------------------------------------------------
 Class A
 Sold                                                                12,210         $ 138,302           566,950        $5,756,652
 Redeemed                                                           (36,167)         (335,035)               --                --
                                                                    ----------------------------------------------------------------
 Net increase (decrease)                                            (23,957)        $(196,733)          566,950        $5,756,652
                                                                    ================================================================

 1. For the period from April 2, 2001 (inception of offering) to October 31, 2001.

 ===============================================================================
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2002, were $11,457,674 and $12,076,345, respectively.

 As of October 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $4,548,708 was composed of:

                     Gross unrealized appreciation                $ 375,935
                     Gross unrealized depreciation                 (183,308)
                                                                  ---------
                     Net unrealized appreciation                  $ 192,627
                                                                  =========

 The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

 ===============================================================================
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 1.00% of the average net assets of the Fund.
 -------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees, up to an annual rate of 0.35% of average net assets of Class A shares. This undertaking may be amended or withdrawn at any time.
 -------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.
 -------------------------------------------------------------------------------
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended October 31, 2002, payments under the Class A Plan totaled $15,215, prior to Manager waiver, if applicable, all of which were paid by the Distributor to recipients, none of which was paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.


18  OPPENHEIMER SPECIAL VALUE FUND

 ===============================================================================
 5. Foreign Currency Contracts
 A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and to seek to protect against adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
    The Fund may realize a gain or loss upon the closing or settlement of the forward transaction. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

 ===============================================================================
 6. Option Activity
 The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
    The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
    Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
    Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
    The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

 Written option activity for the year ended October 31, 2002 was as follows:

                                                                              Call Options                            Put Options
                                                               ---------------------------------------------------------------------
                                                                 Number of       Amount of              Number of       Amount of
                                                                 Contracts        Premiums              Contracts        Premiums
 -----------------------------------------------------------------------------------------------------------------------------------
 Options outstanding as of October 31, 2001                             53        $ 14,514                     15        $  3,630
 Options written                                                       415          88,509                    333          66,130
 Options closed or expired                                            (321)        (64,983)                  (157)        (27,168)
 Options exercised                                                     (49)         (9,923)                   (50)        (10,625)
                                                               ---------------------------------------------------------------------
 Options outstanding as of October 31, 2002                             98        $ 28,117                    141        $ 31,967
                                                               =====================================================================


19  OPPENHEIMER SPECIAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued


 ===============================================================================
 7. Bank Borrowings
    The Fund may borrow from a bank for temporary or emergency purposes, provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable within 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
    The Fund had no borrowings outstanding during the year ended or at October 31, 2002.


20  OPPENHEIMER SPECIAL VALUE FUND

INDEPENDENT AUDITORS' REPORT


 ===============================================================================
 The Board of Trustees and Shareholders of Oppenheimer Special Value Fund:
 We have audited the accompanying statement of assets and liabilities of Oppenheimer Special Value Fund, including the statement of investments, as of October 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period from April 2, 2001 (inception of offering) to October 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Special Value Fund as of October 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period from April 2, 2001 (inception of offering) to October 31, 2001, in conformity with accounting principles generally accepted in the United States of America.


 KPMG LLP

 Denver, Colorado
 November 21, 2002


21  OPPENHEIMER SPECIAL VALUE FUND

FEDERAL INCOME TAX INFORMATION  Unaudited

 ===============================================================================
 In early 2003, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


22  OPPENHEIMER SPECIAL VALUE FUND

TRUSTEES AND OFFICERS

====================================================================================================================================
Name, Age, Position(s) Held     Principal Occupation(s) During Past 5 Years / Other Trusteeships/Directorships Held by Trustee /
with Fund and Length of         Number of Portfolios in Fund Complex Currently Overseen by Trustee
Service

INDEPENDENT                     The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, CO 80112-3924.
TRUSTEES                        Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

Leon Levy, Chairman of          General Partner (since 1982) of Odyssey Partners, L.P. (investment partnership) and Chairman of the
the Board of Trustees           Board (since 1981) of Avatar Holdings, Inc. (real estate development). Oversees 31 portfolios in the
(since 2001)                    OppenheimerFunds complex.
Age: 77

Robert G. Galli,                A trustee or director of other Oppenheimer funds. Formerly Vice Chairman (October 1995-December
Trustee (since 2001)            1997) of OppenheimerFunds, Inc. (the Manager). Oversees 41 portfolios in the OppenheimerFunds
Age: 69                         complex.

Phillip A. Griffiths,           The Director (since 1991) of the Institute for Advanced Study, Princeton, N.J., director (since
Trustee (since 2001)            2001) of GSI Lumonics and a member of the National Academy of Sciences (since 1979); formerly (in
Age: 64                         descending chronological order) a director of Bankers Trust Corporation, Provost and Professor of
                                Mathematics at Duke University, a director of Research Triangle Institute, Raleigh, N.C., and a
                                Professor of Mathematics at Harvard University. Oversees 31 portfolios in the OppenheimerFunds complex.

Benjamin Lipstein,              Professor Emeritus of Marketing, Stern Graduate School of Business Administration, New York
Trustee (since 2001)            University. Oversees 31 portfolios in the OppenheimerFunds complex.
Age: 79

Joel W. Motley,                 Director (January 2002-present), Columbia Equity Financial Corp. (privately-held financial adviser);
Trustee (since 2002)            Managing Director (January 2002-present), Carmona Motley Inc. (privately-held financial adviser);
Age: 50                         Formerly he held the following positions: Managing Director (January 1998-December 2001), Carmona
                                Motley Hoffman Inc. (privately-held financial adviser); Managing Director (January 1992-December
                                1997), Carmona Motley & Co. (privately-held financial adviser). Oversees 31 portfolios in the
                                OppenheimerFunds complex.

Elizabeth B. Moynihan,          Author and architectural historian; a trustee of the Freer Gallery of Art and Arthur M. Sackler
Trustee (since 2001)            Gallery (Smithsonian Institute), Trustees Council of the National Building Museum; a member of the
Age: 73                         Trustees Council, Preservation League of New York State. Oversees 31 portfolios in the
                                OppenheimerFunds complex.

Kenneth A. Randall,             A director of Dominion Resources, Inc. (electric utility holding company) and Prime Retail, Inc.
Trustee (since 2001)            (real estate investment trust); formerly a director of Dominion Energy, Inc. (electric power and oil
Age: 75                         & gas producer), President and Chief Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company, American
                                Motorists Insurance Company and American Manufacturers Mutual Insurance Company. Oversees 31
                                portfolios in the OppenheimerFunds complex.

Edward V. Regan,                President, Baruch College, CUNY; a director of RBAsset (real estate manager); a director of
Trustee (since 2001)            OffitBank; formerly Trustee, Financial Accounting Foundation (FASB and GASB), Senior Fellow of
Age: 72                         Jerome Levy Economics Institute, Bard College, Chairman of Municipal Assistance Corporation for the
                                City of New York, New York State Comptroller and Trustee of New York State and Local Retirement
                                Fund. Oversees 31 investment companies in the OppenheimerFunds complex.

Russell S. Reynolds, Jr.,       Chairman (since 1993) of The Directorship Search Group, Inc. (corporate governance consulting and
Trustee (since 2001)            executive recruiting); a life trustee of International House (non-profit educational organization),
Age: 70                         and a trustee (since 1996) of the Greenwich Historical Society. Oversees 31 portfolios in the
                                OppenheimerFunds complex.

Donald W. Spiro,                Chairman Emeritus (since January 1991) of the Manager. Formerly a director (January 1969-August
Vice Chairman of the            1999) of the Manager. Oversees 31 portfolios in the OppenheimerFunds complex.
Board of Trustees
(since 2001)
Age: 76


23  OPPENHEIMER SPECIAL VALUE FUND

TRUSTEES AND OFFICERS  Continued

Clayton K. Yeutter, Trustee     Of Counsel (since 1993), Hogan & Hartson (a law firm). Other directorships: Caterpillar, Inc. (since
(since 2001)                    1993) and Weyerhaeuser Co. (since 1999). Oversees 31 portfolios in the OppenheimerFunds complex.
Age: 71

====================================================================================================================================
INTERESTED TRUSTEE              The address of Mr. Murphy in the chart below is 498 Seventh Avenue, New York, NY 10018. Mr. Murphy
AND OFFICER                     serves for an indefinite term, until his resignation, death or removal.

John V. Murphy,                 Chairman, Chief Executive Officer and director (since June 2001) and President (since September
President and Trustee           2000) of the Manager; President and a director or trustee of other Oppenheimer funds; President and
(since 2001)                    a director (since July 2001) of Oppenheimer Acquisition Corp., the Manager's parent holding company,
Age: 53                         and of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director (since November 2001) of OppenheimerFunds Distributor, Inc., the Fund's distributor;
                                Chairman and a director (since July 2001) of Shareholder Services, Inc. and of Shareholder Financial
                                Services, Inc., transfer agent subsidiaries of the Manager; President and a director (since July
                                2001) of OppenheimerFunds Legacy Program, a charitable trust program established by the Manager; a director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset
                                Management, Inc. and Centennial Asset Management Corporation (since November 2001), HarbourView
                                Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since
                                November 1, 2001) and a director (since July 2001) of Oppenheimer Real Asset Management, Inc.; a
                                director (since November 2001) of Trinity Investment Management Corp. and Tremont Advisers, Inc.,
                                investment advisory affiliates of the Manager; Executive Vice President (since February 1997) of
                                Massachusetts Mutual Life Insurance Company, the Manager's parent company; a director (since June
                                1995) of DLB Acquisition Corporation (a holding company that holds the shares of David L. Babson &
                                Company, Inc.); formerly, Chief Operating Officer (from September 2000 to June 2001) of the Manager;
                                President and trustee (from November 1999 to November 2001) of MML Series Investment Fund and
                                MassMutual Institutional Funds, open-end investment companies; a director (from September 1999 to
                                August 2000) of C.M. Life Insurance Company; President, Chief Executive Officer and director (from
                                September 1999 to August 2000) of MML Bay State Life Insurance Company; a director (from June 1989 to June 1998) of Emerald Isle Bancorp and Hibernia Savings Bank, a wholly-owned subsidiary of
                                Emerald Isle Bancorp. Oversees 69 portfolios in the OppenheimerFunds complex.

====================================================================================================================================
OFFICERS                        The address of the Officers in the chart below is as follows: for Messrs. Leavy and Zack, andMs.
                                Switzer, 498 Seventh Avenue, New York, NY 10018, for Mr. Wixted, 6803 S. Tucson Way, Centennial, CO
                                80112-3924. Each Officer serves for an annual term or until his or her earlier resignation, death or removal.

Christopher Leavy, Vice         Senior Vice President (since September 2000) of the Manager; prior to joining the Manager in
President (since 2000)          September 2000, he was a portfolio manager of Morgan Stanley Dean Witter Investment Management (from
Age: 31                         1997) prior to which he was a portfolio manager and equity analyst of Crestar Asset Management (from
                                1995). An officer of 5 portfolios in the OppenheimerFunds complex

Susan Switzer, Vice             Vice President of the Manager (since December 2000); Assistant Vice President of the Manager
President (since 2001)          (December 1997 - December 2000). Prior to joining the Manager, she was a portfolio manager at
Age: 36                         Neuberger Berman (November 1994 - November 1997). An officer of 3 portfolios in the OppenheimerFunds complex.

Brian W. Wixted,                Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer (since March 1999)
Treasurer, Principal Financial  of HarbourView Asset Management Corporation, Shareholder Services, Inc., Oppenheimer Real Asset
and Accounting Officer          Management Corporation, Shareholder Financial Services, Inc., Oppenheimer Partnership Holdings,
(since 1999)                    Inc., OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and
Age: 43                         Oppenheimer Millennium Funds plc (since May 2000) and OFI Institutional Asset Management, Inc.
                                (since November 2000) (offshore fund management subsidiaries of the Manager); Treasurer and Chief
                                Financial Officer (since May 2000) of Oppenheimer Trust Company (a trust company subsidiary of the
                                Manager); Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp. and
                                OppenheimerFunds Legacy Program (since April 2000); formerly Principal and Chief Operating Officer
                                (March 1995-March 1999), Bankers Trust Company-Mutual Fund Services Division. An officer of 85 portfolios in the OppenheimerFunds complex.

24  OPPENHEIMER SPECIAL VALUE FUND

Robert G. Zack,                 Senior Vice President (since May 1985) and General Counsel (since February 2002) of the Manager;
Secretary (since 2001)          General Counsel and a director (since November 2001) of OppenheimerFunds Distributor, Inc.; Senior
Age: 54                         Vice President and General Counsel (since November 2001) of HarbourView Asset Management
                                Corporation; Vice President and a director (since November 2000) of Oppenheimer Partnership
                                Holdings, Inc.; Senior Vice President, General Counsel and a director (since November 2001) of
                                Shareholder Services, Inc., Shareholder Financial Services, Inc., OFI Private Investments, Inc.,
                                Oppenheimer Trust Company and OFI Institutional Asset Management, Inc.; General Counsel (since
                                November 2001) of Centennial Asset Management Corporation; a director (since November 2001) of
                                Oppenheimer Real Asset Management, Inc.; Assistant Secretary and a director (since November 2001) of
                                OppenheimerFunds International Ltd.; Vice President (since November 2001) of OppenheimerFunds Legacy
                                Program; Secretary (since November 2001) of Oppenheimer Acquisition Corp.; formerly Acting General
                                Counsel (November 2001-February 2002) and Associate General Counsel (May 1981-October 2001) of the
                                Manager; Assistant Secretary of Shareholder Services, Inc. (May 1985-November 2001), Shareholder
                                Financial Services, Inc. (November 1989-November 2001); OppenheimerFunds International Ltd. and
                                Oppenheimer Millennium Funds plc (October 1997-November 2001). An officer of 85 portfolios in the
                                OppenheimerFunds complex.

The Fund's Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request.


MANAGEMENT AND OTHER AFFILIATES

================================================================================
Investment Advisor           OppenheimerFunds, Inc.

================================================================================
Distributor                  OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder     OppenheimerFunds Services
Servicing Agent

================================================================================
Independent Auditors         KPMG LLP

================================================================================
Legal Counsel                Mayer Brown Rowe & Maw


(C)Copyright 2002 OppenheimerFunds, Inc. All rights reserved.


25  OPPENHEIMER SPECIAL VALUE FUND

INFORMATION AND SERVICES

Internet
24-hr access to account information and transactions 1
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
PhoneLink 1 and General Information
24-hr automated information and automated transactions
Representatives also available Mon-Fri 8am-9pm ET
Sat (January-April) 10am-4pm ET
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
Written Correspondence and Transaction Requests
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

For Overnight Delivery
OppenheimerFunds Services
10200 East Girard Avenue, Building D
Denver, CO 80231


1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.



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                                                            Oppenheimer Funds(R)
                                                            Distributor, Inc.
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RA0595.001.1002   December 30, 2002